Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Small Cap Special Values Fund

(the “Fund”)

Supplement dated January 27, 2026, to the Summary Prospectus and the Prospectus

of the Fund, each dated October 1, 2025, as supplemented to date

Effective April 1, 2026, Tyndale Brickey, CFA, is added as a portfolio manager to the Fund. Accordingly, effective April 1, 2026, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The subsection of the Summary Prospectus entitled “Investment Adviser – Portfolio Managers” and the subsection of the Prospectus entitled “Fund Summary: Small Cap Special Values Fund – Investment Adviser – Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since
James M. Tringas, CFA
Senior Portfolio Manager, Co-Head of Special Global Equity,	2005
Co-Lead Manager
Bryant VanCronkhite, CFA
Senior Portfolio Manager, Co-Head of Special Global Equity,	2013
Co-Lead Manager
Brian Martin, CFA
Co-Portfolio Manager	2020
Tyndale Brickey, CFA
Co-Portfolio Manager	2026

The second paragraph of the subsection of the Prospectus entitled “Management – Investment Subadvisers – Allspring Global Investments, LLC (‘Allspring’)” is deleted in its entirety and replaced with the following:

Allspring is responsible for managing the assets of the Small Cap Special Values Fund, which is managed by James M. Tringas, CFA, Bryant VanCronkhite, CFA, CPA, Brian Martin, CFA, and Tyndale Brickey, CFA. Mr. Tringas is a co-team leader, and senior portfolio manager for the Special Global Equity team at Allspring. He has been with Allspring or one of its predecessors since 1994. Mr. Tringas has been working in the investment management field since 1994. Mr. VanCronkhite is a co-team leader, and senior portfolio manager for the Special Global Equity team at Allspring. He has been with Allspring or one of its predecessors since 2004. Mr. VanCronkhite has been working in the investment management field since 2003. Mr. Martin serves as portfolio manager for the Special Global Equity team at Allspring. He has been with Allspring or one of its predecessors since 2004. Mr. Martin began his investment career in 2004. Ms. Brickey, CFA, serves as portfolio manager for the Special Global Equity team at Allspring. She has been with Allspring or one of its predecessors since 2015. She began her investment career in 2005. Each of the portfolio managers have earned the right to use the CFA designation.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE